Exhibit 10.1

TORCHMARK CORPORATION

(Delaware corporation)

3.80% Senior Notes Due 2022

UNDERWRITING AGREEMENT

September 17, 2012

TORCHMARK CORPORATION

(Delaware corporation)

$300,000,000

3.80% Senior Notes due 2022

UNDERWRITING AGREEMENT

September 17, 2012

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

U.S. Bancorp Investments, Inc.

Wells Fargo Securities, LLC

as Representatives of the several Underwriters

      named in Schedule A hereto

c/o Merrill Lynch, Pierce, Fenner & Smith

                            Incorporated

One Bryant Park

New York, NY 10036

c/o U.S. Bancorp Investments, Inc.

214 North Tryon Street, 26th Floor

Charlotte, NC 28202

and

c/o Wells Fargo Securities LLC

301 S. College Street

Charlotte, NC 28288

Ladies and Gentlemen:

Torchmark Corporation, a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule A hereto (the “Underwriters”), acting severally and not jointly, the respective principal amounts of the Company’s 3.80% Senior Notes due 2022 (the “Securities”) set forth in Schedule A hereto. Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC have agreed to act as representatives of the several Underwriters (in such capacity, the “Representatives”) in connection with the offer and sale of the Securities. The Securities will be issued pursuant to an indenture dated as of February 1, 1987 between the Company and Morgan Guaranty Trust Company of New York (the “Original Trustee”), as supplemented by a Fourth Supplemental Indenture to be dated as of September 24, 2012 (as supplemented, the “Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A. (successor in interest to the Original Trustee), as trustee under the Indenture (the “Trustee”).

The Company has filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (No. 333-182473), including the related preliminary prospectus or prospectuses, which registration statement became effective upon filing under Rule 462(e) of the rules and regulations of the Commission (the “Securities Act Regulations”) under the Securities Act of 1933, as amended (the “Securities Act”). Such registration statement covers the registration of the Securities under the Securities Act. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430B (“Rule 430B”) of the Securities Act Regulations and paragraph (b) of Rule 424 (“Rule 424(b)”) of the Securities Act Regulations. Any information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B is referred to as “Rule 430B Information.” Each prospectus used in connection with the offering of the Securities that omitted Rule 430B Information is herein called a “preliminary prospectus.” Such registration statement, at any given time, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act at such time and the documents otherwise deemed to be a part thereof or included therein by Securities Act Regulations, is herein called the “Registration Statement.” The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.” The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act at the time of the execution of this Agreement and any preliminary prospectuses that form a part thereof, is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by Securities Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is incorporated by reference in or otherwise deemed by Securities Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

The Company and the Underwriters agree as follows:

1. Public Offering. The Company is advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Securities as soon after this Agreement is entered into as in the Representatives’ judgment is advisable. The terms of the public offering of the Securities are set forth in the Prospectus.

2. Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, the aggregate principal amount of Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional principal amount of Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, at a purchase price of 99.055% of the principal amount thereof.

3. Payment. Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the offices of Davis Polk & Wardwell LLP, 1600 El Camino Real, Menlo Park, California 94025, or at such other place as shall be agreed upon by the Representatives and the Company, at 10:00 A.M. (Eastern time) on the fifth business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called “Closing Time”).

4. Denominations; Registration. Certificates for the Securities shall be in denominations of $1,000 and integral multiples of $1,000 and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time. The Securities will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time.

Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, each individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

5. Conditions of Underwriters’ Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company herein on and at the Closing Time, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a) Subsequent to the execution and delivery of the Underwriting Agreement and prior to the Closing Time:

(i) (1) at Closing Time, the Securities shall be rated as described in the Final Term Sheet (as defined below), and the Company shall have delivered to the Representatives a letter dated the Closing Time, from each applicable rating agency, or other evidence satisfactory to the Representatives, confirming that the Securities have such ratings; and (2) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Securities or any of the Company’s senior debt securities by any “nationally recognized statistical rating organization” (as such term is defined in Section 3(a)(62) of the Exchange Act);

(ii) the Registration Statement has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430B Information shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) without reliance on Rule 424(b)(8) (or a post-effective amendment providing such information shall have been filed and become effective in accordance with the requirements of Rule 430B). The Company shall have paid the required Commission filing fees relating to the Securities within the time period required by Rule 456(b)(1)(i) of the Securities Act

Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act Regulations and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b).

(iii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects of the Company and its subsidiaries, taken as a whole, from that set forth in the General Disclosure Package (as defined below) that, in the Representatives’ reasonable judgment, is material and adverse and that makes it, in the Representatives’ reasonable judgment, impracticable to market the Securities on the terms and in the manner contemplated in the General Disclosure Package; and

(iv) the Representatives shall have received at the Closing Time, a certificate dated the Closing Time and signed by an executive officer of the Company, or any other person authorized by the Board of Directors of the Company to execute any such written statement (an “Executive Officer”),

(A) to the effect set forth in Section 5(a)(i)(2);

(B) to the effect that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, contemplated by the Commission; and

(C) to the effect that the representations and warranties of the Company contained in this Agreement are true and correct at the Closing Time and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Time.

The Executive Officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(b) The Underwriters shall have received at the Closing Time an opinion of R. Brian Mitchell, Esq., Executive Vice President and General Counsel for the Company, dated the Closing Time in substantially the form set forth as Exhibit A.

(c) The Underwriters shall have received at the Closing Time an opinion of Maynard, Cooper & Gale, P.C., special counsel for the Company, dated the Closing Time in substantially the form set forth as Exhibit B.

(d) The Underwriters shall have received at the Closing Time an opinion of Davis Polk & Wardwell LLP, counsel for the Underwriters, dated the Closing Time in substantially the form set forth as Exhibit C.

(e) The Underwriters shall have received (i) on the date of this Agreement a letter dated such date and (ii) at Closing Time a letter dated the Closing Time, in each case in form and substance satisfactory to the Underwriters, from Deloitte & Touche LLP, the Company’s independent registered public accounting firm, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus.

If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 6(j) and except that Sections 8 and 9 shall survive any such termination and remain in full force and effect.

6. Certain Covenants of the Company. In further consideration of the agreements of the Underwriters contained in this Agreement, the Company covenants as follows:

(a) Compliance with Securities Regulations and Commission Requests; Payment of Filing Fees. The Company, subject to Section 6(b), will comply with the requirements of Rule 430B and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or new registration statement relating to the Securities shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission with respect to any filing by the Company with the Commission under the Securities Act or Exchange Act, (iii) of any request by the Commission for any amendment to the Registration Statement or the filing of a new registration statement or any amendment or supplement to the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or such new registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Securities. The Company will effect the filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment. The Company shall pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1)(i) of the Securities Act Regulations (without regard to the proviso therein) and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act Regulations (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

(b) Filing of Amendments and Exchange Act Documents; Preparation of Final Term Sheet. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement or new registration statement relating to the Securities or any amendment, supplement or revision to either any preliminary prospectus (including any prospectus included in the Original Registration Statement or amendment thereto at the time it became effective) or to the Prospectus or to any Issuer Free Writing Prospectus (as defined below), whether pursuant to the Securities Act, the Exchange Act or otherwise, and the Company will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object. The Company has given the Representatives notice of any filings made pursuant to the Exchange Act or Exchange Act Regulations within 48 hours prior to the Applicable Time (as defined below); the Company will give the Representatives notice of its intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object. The Company will prepare a final term sheet (the “Final Term Sheet”) reflecting the final terms of the

Securities, in form and substance satisfactory to the Representatives, and shall file such Final Term Sheet as an “issuer free writing prospectus” pursuant to Rule 433 of the Securities Act Regulations (“Rule 433”) prior to the close of business two business days after the date hereof; provided that the Company shall furnish the Representatives with copies of any such Final Term Sheet a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Representatives or counsel to the Underwriters shall object.

(c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, one signed facsimile copy of the Original Registration Statement and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein or otherwise deemed to be a part thereof) and signed facsimile copies of all consents and certificates of experts. The copies of the Original Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) Continued Compliance with Securities Laws. The Company will comply with the Securities Act and the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations thereunder (the “Trust Indenture Act Regulations”) so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or to file a new registration statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Securities Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 6(b), such amendment, supplement or new registration statement as may be necessary to correct such statement or omission or to comply with such requirements, the Company will use its best efforts to have such amendment or new registration statement declared effective as soon as practicable (if it is not an automatic shelf registration statement with respect to the Securities) and the Company will furnish to the Underwriters such number of copies of such amendment, supplement or new registration statement as the Underwriters may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement (or any other registration statement relating to the Securities) or the Statutory Prospectus (as defined below) or any preliminary prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Representatives and, subject to Section 6(b), will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(f) Blue Sky Qualifications. To qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and to pay all reasonable expenses (including fees and disbursements of counsel) in connection with such qualification; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction; and provided further that in connection therewith the Company shall not be required to qualify the Securities for offering and sale under the securities laws of any such jurisdiction for a period in excess of nine months after the initial time of issue of the Prospectus.

(g) Rule 158. To make generally available to the Company’s security holders as soon as practicable an earnings statement of the Company covering a twelve month period beginning after the date of this

Agreement (but in no event commencing later than 90 days after such date), which shall satisfy the provisions of Section 11(a) of the Securities Act and the Securities Act Regulations and to advise the Representatives in writing when such statement has been made available.

(h) Restrictions on Sale of Securities. During a period of 90 days from the date of this Agreement, without the prior written consent of the Representatives, on behalf of the Underwriters, not to offer, sell, contract to sell, grant any option for the sale of, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act or otherwise dispose of, transfer or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Company or securities convertible into or exercisable or exchangeable for or that represent the right to receive debt securities of the Company (other than as contemplated by this Agreement).

(i) Issuer Free Writing Prospectuses. The Company represents and agrees that, unless it obtains the prior consent of the Representatives, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission; provided, however, that the Underwriters are authorized to use, without the prior consent of the Company, a free writing prospectus that contains only (i) information describing only the preliminary or final terms of the Securities or the offering thereof and that is included in the Final Term Sheet contemplated by Section 6(b) or (ii) other information that is not “issuer information,” as defined in Rule 433 under the Securities Act. Any free writing prospectus consented to by the Company and the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

(j) Payment of Expenses. Whether or not any sale of Securities is consummated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company under this Agreement, including, without limitation: (i) the preparation and filing of the Registration Statement, each preliminary prospectus, any Permitted Free Writing Prospectus and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the

Securities, (iii) the fees and disbursements of the Company’s counsel and accountants, (iv) the qualification of the Securities under securities or Blue Sky laws in accordance with the provisions of Section 6(f), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the printing or producing and delivery of any Blue Sky or legal investment memoranda, (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement, each preliminary prospectus, any Permitted Free Writing Prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to the investors, (vi) any fees charged by rating agencies for the rating of the Securities, and (vii) the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for the sale of the Securities made by the Underwriters caused by a breach of the representation contained in the sixth paragraph of Section 7(b).

7. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter as of the date hereof, the Applicable Time referred to in Section 7(b) and at the Closing Time, and agrees with each Underwriter as follows:

(a) Status as a Well-Known Seasoned Issuer. (A) At the time of filing the Original Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the Securities Act Regulations) made any offer relating to the Securities in reliance on the exemption of Rule 163 of the Securities Act Regulations and (D) at the date hereof, the Company was and is a “well-known seasoned issuer” as defined in Rule 405 of the Securities Act Regulations (“Rule 405”), including not having been and not being an “ineligible issuer” as defined in Rule 405. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, and the Securities, since their registration on the Registration Statement, have been and remain eligible for registration by the Company on a Rule 405 “automatic shelf registration statement.” The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act Regulations objecting to the use of the automatic shelf registration statement form.

At the time of filing the Original Registration Statement, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405.

(b) Registration Statement, Prospectus and General Disclosure Package. The Original Registration Statement became effective upon filing under Rule 462(e) of the Securities Act Regulations (“Rule 462(e)”) on June 29, 2012, and any post-effective amendment thereto also became effective upon filing under Rule 462(e). No stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

Any offer that is a written communication relating to the Securities made prior to the filing of the Original Registration Statement by the Company or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c) of the Securities Act Regulations) has been filed with the Commission in accordance with the exemption provided by Rule 163 of the Securities Act Regulations (“Rule 163”) and otherwise complied with the requirements of Rule 163, including without limitation the legending requirement, to qualify such offer for the exemption from Section 5(c) of the Securities Act provided by Rule 163.

At the respective times the Original Registration Statement and each amendment thereto became effective, at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the Securities Act Regulations and at the Closing Time, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations and the Trust Indenture Act and the Trust Indenture Act Regulations, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Each preliminary prospectus (including the prospectus or prospectuses filed as part of the Original Registration Statement or any amendment thereto) complied when so filed in all material respects with the Securities Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

As of the Applicable Time, neither (x) the Issuer General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, the Statutory Prospectus (as defined below) and the information included on Schedule B hereto, all considered together (collectively, the “General Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As of the time of the filing of the Final Term Sheet, the General Disclosure Package, when considered together with the Final Term Sheet (as defined in Section 6(b)), will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means 3:55 p.m. (Eastern time) on September 17, 2012 or such other time as agreed by the Company and the Representatives.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Securities that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule C hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Statutory Prospectus” as of any time means the prospectus relating to the Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof.

Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the issuer notified or notifies the Representatives as described in Section 6(e), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein or to that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the trustees referred to in the Registration Statement.

(c) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the “Exchange Act Regulations”) and, when read together with the other information in the Prospectus, (a) at the time the Original Registration Statement became effective, (b) at the earlier of the time the Prospectus was first used and the date and time of the first contract of sale of Securities in this offering and (c) at the Closing Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) Good Standing of Company. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(e) Good Standing of Significant Subsidiaries. Each “significant subsidiary” (within the meaning of Rule 1-02 under Regulation S-X promulgated by the Commission) (the “Significant Subsidiaries”) of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

(f) Capitalization. The authorized, issued and outstanding capital stock of the Company as of the date of this Agreement is as set forth in the column entitled “Actual” and in the corresponding line items under the caption “Capitalization” in the General Disclosure Package and the Prospectus (except for subsequent issuances, if any, pursuant to employee or director stock option, stock purchase or other equity incentive plans described in the General Disclosure Package and the Prospectus or upon the exercise of options issued under such plans). To the knowledge of the Company, the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and were issued in compliance with all applicable state and federal securities and “blue-sky” laws; and, to the knowledge of the Company, none of the outstanding shares of capital stock of the Company were issued in violation of any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company or any other person.

(g) Insurance. Each of the Company and the Significant Subsidiaries engaged in the business of insurance is duly organized and licensed as an insurance company or an insurance holding company, as the case may be, in its respective jurisdiction of incorporation (if so required) and, in the case of the Company, each other jurisdiction where it is required to be so licensed or authorized to conduct its business, and, in the case of the Significant Subsidiaries engaged in the business of insurance, each other jurisdiction in which such Significant Subsidiary has written 5% or more of the total amount of premiums written by it during each of the last two calendar years, except for any such jurisdictions in which the failure to be so licensed or authorized would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; neither the Company nor any Significant Subsidiary engaged in the business of insurance has received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, license, certificate, permit, registration or qualification from such insurance regulatory authority is needed to be obtained by the Company or any such Significant Subsidiary in any case where it would be reasonably expected that failure to obtain any such additional authorization, approval, order, consent, license, certificate, permit, registration or qualification would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(h) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(i) Authorization of the Indenture. The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized by the Company and, upon execution and delivery thereof by the Company (and assuming due authorization, execution and delivery by the Trustee), will, at the Closing Time, be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, liquidation, moratorium and other similar laws affecting creditors’ rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(j) Authorization of Securities. The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture, and delivered to and paid for in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture, and will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, liquidation, moratorium and other similar laws affecting creditors’ rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(k) Description of Securities and Indenture. Each of the Securities and the Indenture conforms in all material respects to the description thereof contained in the General Disclosure Package and the Prospectus.

(l) Absence of Defaults and Conflicts of the Company. The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the Indenture and the issuance and sale of the Securities as contemplated in this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary.

(m) No Violation of Organizational Documents. Neither the Company nor any Significant Subsidiary is in violation of its certification of incorporation or by-laws; neither the Company or any Significant Subsidiary is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such defaults that will not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(n) No Material Adverse Change. There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects of the Company and its subsidiaries, taken as a whole, from that set forth in the General Disclosure Package and the Prospectus.

(o) Absence of Proceedings. There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the General Disclosure Package and the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the General Disclosure Package and the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(p) Absence of Further Requirements. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture or the Securities except such as have been obtained or may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

(q) FINRA Matters. The offering of the Securities satisfies one or more of the conditions set forth in Rule 5110(b)(7)(A), (B) or (C)(i) of the Financial Industry Regulatory Authority Inc.

(r) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the General Disclosure Package and the Prospectus, will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(s) Environmental Laws. The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(t) Environmental Costs and Liabilities. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(u) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the General Disclosure Package and the Prospectus and that is not so described in such documents.

(v) Independent Registered Public Accounting Firm. Deloitte & Touche LLP, the accounting firm that certified the financial statements and supporting schedules included in or incorporated by reference in the General Disclosure Package and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Securities Act Regulations.

(w) Financial Statements. The financial statements included in the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the General Disclosure Package and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The Company’s pending acquisition of Family Heritage Life Insurance Company does not require the filing of pro forma financial statements in the General Disclosure Package or the Prospectus. All disclosures contained in the General Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K of the Securities Act Regulations, to the extent applicable.

(x) eXtensbile Business Reporting Language. The interactive data in eXtensbile Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(y) Accounting Controls and Disclosure Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management’s general or specific authorization; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the General Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (I) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (II) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

The Company and its consolidated subsidiaries employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, as appropriate, to allow timely decisions regarding disclosure.

(z) Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(aa) Pending Proceedings and Examinations. The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Securities Act, and the Company is not the subject of a pending proceeding under Section 8A of the Securities Act in connection with the offering of the Securities.

(bb) Foreign Corrupt Practices Act. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation by any such person of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, any offer, payment, promise to pay or authorization of the payment of any money or other property, gift, promise to give or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and its subsidiaries, and, to the knowledge of the Company, its other affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to ensure, continued compliance therewith.

(cc) Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(dd) Compliance with OFAC. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use any of the proceeds from the sale of Securities by the Company in the offering contemplated by this Agreement, or lend, contribute or otherwise make available any such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and any amounts paid in settlements caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof (including the Rule 430B information), any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this indemnity agreement shall not apply to losses, claims, damages, liabilities and any amounts paid in settlements caused by any untrue statement or alleged untrue statement of a material fact made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement or any amendment thereof (including the Rule 430B Information), any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto).

(b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person, if any, who controls the Company to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement (including the Rule 430B Information), any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus or any amendments or supplements thereto.

(c) If any proceeding (including any government investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties, and that all such fees and expenses shall be paid as they are incurred. Such firm shall be designated in writing by the Representatives in the case of parties indemnified pursuant to the second preceding paragraph and by the Company in the case of parties indemnified pursuant to the immediately preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or 8(b) in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other in connection with the offering of the Securities shall be deemed to be in the same proportion as the total net proceeds from the offering of such Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters in respect thereof. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten and distributed to the public by such Underwriter were offered to the public exceeds the amount of any damages which such

Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriter’s obligations to contribute pursuant to this Section 8 are several, in proportion to the respective principal amounts of Securities purchased by each of such Underwriters, and not joint.

(f) The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any Underwriter or on behalf of any Underwriter or any person controlling any Underwriter or buyer on behalf of the Company, its directors or officers or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

9. Termination in Certain Events. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Time (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or on any other exchange on which the Company’s common stock is listed, (ii) a general moratorium on commercial banking activities in the State of New York shall have been declared by either Federal or New York State authorities, (iii) trading of any securities of, or guaranteed by, the Company shall have been suspended on any exchange or in any over-the-counter market, (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or (v) there shall have occurred any material adverse change in the financial markets, material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude and severity in its effect on the financial markets of the United States and (b) such event singly or together with any other such event makes it, in the reasonable judgment of the Representatives, impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

10. Defaulting Underwriters. If, at the Closing Time, any one or more of the Underwriters shall default in its or their obligations to take up and pay for the Securities or otherwise fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities to be purchased on such date, the non-defaulting Underwriters may make arrangements satisfactory to the Company and the non-defaulting Underwriters for the purchase of such Securities, but if no such arrangements are made, the non-defaulting Underwriters shall be obligated severally in the proportions which the aggregate principal amount of Securities set forth opposite their names in this Agreement bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of Securities which any non-defaulting Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this paragraph by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such non-defaulting Underwriter. In any such case either the Representatives or the Company shall have the right to postpone the Closing Time, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Securities, and arrangements satisfactory to the Representatives and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or of the Company. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

11. Reimbursement of Underwriters’ Expenses. If this Agreement shall be terminated by the Underwriters or any of them because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement, with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel itemized in detail reasonably satisfactory to the Company) reasonably incurred by such Underwriters in connection with the Securities.

12. Tax Disclosure. Notwithstanding any other provision of this Agreement, immediately upon commencement of discussions with respect to the transactions contemplated hereby, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to the Company relating to such tax treatment and tax structure. For purposes of the foregoing, the term “tax treatment” is the purported or claimed federal income tax treatment of the transactions contemplated hereby, and the term “tax structure” includes any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transactions contemplated hereby.

13. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or its stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

14. Research Analyst Independence. The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by applicable law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriters’ investment banking divisions. The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

15. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

16. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

18. Parties In Interest. This Agreement has been and is made solely for the benefit of the Underwriters and the Company, and the controlling persons, directors and officers referred to in Section 8, and their respective successors, assigns, executors and administrators. No other person shall acquire or have any right under or by virtue of this Agreement.

19. Section Headings. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Company in accordance with its terms.

Very truly yours,

TORCHMARK CORPORATION

By	/s/ W. Michael Pressley
Name:	W. Michael Pressley
Title:	Vice President and Chief Investment Officer

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives as of the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
U.S. BANCORP INVESTMENTS, INC.
WELLS FARGO SECURITIES, LLC as Representatives of the Underwriters

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ Teresa A. Radzinski
Authorized Signatory

U.S. BANCORP INVESTMENTS, INC.

By:	/s/ Chris Cicoletti
Authorized Signatory

WELLS FARGO SECURITIES, LLC

By:	/s/ Carolyn Hurley
Authorized Signatory

SCHEDULE A

TORCHMARK CORPORATION

Name of Underwriter	Principal Amount of Securities

Merrill Lynch, Pierce, Fenner & Smith Incorporated	$77,010,000
U.S. Bancorp Investments, Inc.	77,010,000
Wells Fargo Securities, LLC	77,010,000
Morgan Keegan & Company, Inc.	15,390,000
Comerica Securities, Inc.	12,330,000
SunTrust Robinson Humphrey, Inc.	12,330,000
KeyBanc Capital Markets Inc.	8,010,000
BB&T Capital Markets, a division of Scott & Stringfellow, LLC	8,010,000
Keefe, Bruyette & Woods, Inc.	8,010,000
BNY Mellon Capital Markets, LLC	4,890,000

Total	$300,000,000

A-1

SCHEDULE B

Filed Pursuant to Rule 433

Dated September 17, 2012

Registration Statement No. 333-182473

Relating to

Preliminary Prospectus Supplement Dated September 17, 2012 and

Prospectus dated June 29, 2012

$300,000,000 3.80% SENIOR NOTES DUE 2022

Issuer:	Torchmark Corporation (“Torchmark”)

Expected Ratings*:	[ ]

Size:	$300,000,000

Trade Date:	September 17, 2012

Settlement Date**:	September 24, 2012 (T + 5)

Maturity Date:	September 15, 2022

Interest Payment Dates:	March 15 and September 15 of each year beginning March 15, 2013

Benchmark Treasury:	UST 1.625% due August 15, 2022

Treasury Price / Yield:	98-3 / 1.836%

Spread to Benchmark Treasury:	2.00% (200 basis points)

Yield to Maturity:	3.836%

Interest Rate:	3.80%

Price to Public:	99.705%

Underwriting Discount:	0.65%

Proceeds (before expenses) to Torchmark:	$297,165,000

Optional Redemption:	At any time at the applicable Treasury Rate (as defined in the preliminary prospectus supplement) plus 30 basis points

CUSIP / ISIN:	891027 AQ7 / US891027AQ76

New Junior Subordinated Debentures:	On September 17, 2012, Torchmark priced an offering of $125 million aggregate principal amount of its Junior Subordinated Debentures due 2052 (“junior subordinated debentures”), which will bear interest at the rate of 5.875% per year. The payment of principal and interest on the junior subordinated debentures will be expressly subordinated to the notes offered hereby.

B-1

Joint Book-Running Managers:	Merrill Lynch, Pierce, Fenner & Smith Incorporated U.S. Bancorp Investments, Inc. Wells Fargo Securities, LLC

Co-Managers:

Morgan Keegan & Company, Inc.

Comerica Securities, Inc.

SunTrust Robinson Humphrey, Inc.

KeyBanc Capital Markets Inc.

BB&T Capital Markets, a division of Scott & Stringfellow, LLC

Keefe, Bruyette & Woods, Inc.

BNY Mellon Capital Markets, LLC

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
**	We expect that delivery of the notes will be made against payment therefor on or about September 24, 2012, which will be the fifth business day following the date of the prospectus supplement (this settlement date being referred to as “T+5”). Under Rule 15c6-1 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in three business days, unless the parties to that trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes on the date of the prospectus supplement, or either of the two immediately succeeding business days, will be required, by virtue of the fact that the notes initially will settle in T+5, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement and should consult their own advisors.

This communication is intended for the sole use of the person to whom it is provided by the issuer.

The issuer has filed a registration statement (including a prospectus and a preliminary prospectus supplement) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus and the preliminary prospectus supplement in that registration statement and other documents the issuer has filed with the Securities and Exchange Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission’s website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and preliminary prospectus supplement if you request it by calling Merrill Lynch, Pierce, Fenner & Smith Incorporated at 1-800-294-1322, U.S. Bancorp Investments, Inc. at 1-877-558-2607 or Wells Fargo Securities, LLC at 1-800-326-5897 or email: cmclientsupport@wellsfargo.com.

B-2

SCHEDULE C

None

C-1

EXHIBIT A

FORM OF OPINION OF R. BRIAN MITCHELL, ESQ.

EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL

FOR THE COMPANY

[Date]

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

U.S. Bancorp Investments, Inc.

Wells Fargo Securities, LLC

as Representatives of the several Underwriters

  named in Schedule A to the Underwriting Agreement referred to below

c/o Merrill Lynch, Pierce, Fenner & Smith

 Incorporated

One Bryant Park

New York, NY 10036

c/o U.S. Bancorp Investments, Inc.

214 North Tryon Street, 26th Floor

Charlotte, NC 28202

and

c/o Wells Fargo Securities LLC

301 S. College Street

Charlotte, NC 28288

Ladies and Gentlemen:

I am Executive Vice President and General Counsel of Torchmark Corporation, a Delaware corporation (the “Company”), and, as such, have served as counsel for the Company in connection with the issuance and sale to the Underwriters named in Schedule A to the Underwriting Agreement dated September 17, 2012 (the “Underwriting Agreement”), of $300,000,000 aggregate principal amount of 3.80% Senior Notes due 2022 (the “Securities”) of the Company to be issued pursuant to an indenture dated as of February 1, 1987 between the Company and Morgan Guaranty Trust Company of New York (the “Original Trustee”), as supplemented by a Fourth Supplemental Indenture dated as of September 24, 2012 (as supplemented, the “Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A. (successor in interest to the Original Trustee), as trustee under the Indenture (the “Trustee”). Terms used in this opinion and not otherwise defined herein have the same meanings as in the Underwriting Agreement.

I am familiar with and have examined such documents and records as I deemed necessary to render this opinion, including the Underwriting Agreement, the Indenture and the Securities.

In my examination I have assumed but have not independently verified the genuineness of all signatures on all documents examined by me, the conformity to original documents of all documents submitted to us as certified or facsimile copies and the authenticity of all such documents.

Based on the foregoing, and subject to the qualifications hereinafter set forth, I am of the opinion that:

(i) The Company (1) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the General Disclosure Package and the Prospectus and (2) is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(ii) Each of Liberty National Life Insurance Company, Globe Life And Accident Insurance Company, United American Insurance Company and American Income Life Insurance Company (collectively the “Significant Subsidiaries”), (1) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the General Disclosure Package and the Prospectus and (2) is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each such Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company free and clear of any all liens, encumbrances, equities or claims.

(iii) Each of the Company and its Significant Subsidiaries engaged in the business of insurance are duly organized and licensed as insurance companies or insurance holding companies, as the case may be, in their respective jurisdictions of incorporation (if so required) and, in the case of the Company, each other jurisdiction where it is required to be so licensed or authorized to conduct its business, and, in the case of the Significant Subsidiaries engaged in the business of insurance, each other jurisdiction in which such Significant Subsidiary has written 5% or more of the total amount of premiums written by it during each of the last two calendar years, except for any such jurisdictions in which the failure to be so licensed or authorized would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(iv) The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Indenture and the Securities and the issuance and sale of the Securities as contemplated in the Underwriting Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to my knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under the Underwriting Agreement, the Indenture and the Securities except such as have been obtained or may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

(v) After due inquiry, I do not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement, the General Disclosure Package and or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or to be filed as required.

(vi) The statements (a) in Part I of the Annual Report on Form 10-K of the Company for the year ended December 31, 2011, under the captions “Item 1—Business—Regulation” and “Item 3—Legal Proceedings”, (b) in Part II of the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30,

2012, under the caption “Item 1—Legal Proceedings,” and (c) under the caption “Recent Developments” in the preliminary prospectus of the Company dated September 17, 2012, in each case insofar as such statements constitute summaries of legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein in all material respects.

(vii) Each document incorporated by reference in the Registration Statement, any preliminary prospectus and the Prospectus (other than the financial statements, notes, and schedules and other financial data included or incorporated by reference in such documents, as to which I express no opinion) complied as to form when filed with the Securities and Exchange Commission in all material respects with the Securities Exchange Act of 1934, as amended, and the rules and the regulations of the Securities and Exchange Commission thereunder.

I am licensed to practice law only in the State of Oklahoma, and, accordingly, this opinion is limited in all respects to the laws of the State of Oklahoma, the General Corporation Law of the State of Delaware and the United States of America.

This opinion is delivered pursuant to Section 5(b) of the Underwriting Agreement at the request of the Company and is intended solely for your use as Underwriters. As such, it may not be relied upon by any other person or for any other purpose other than for the legal conclusions expressed herein.

Very truly yours,

R. Brian Mitchell, Esq.

EXHIBIT B

FORM OF OPINION OF MAYNARD, COOPER & GALE, P.C.

SPECIAL COUNSEL FOR THE COMPANY

[Date]

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

U.S. Bancorp Investments, Inc.

Wells Fargo Securities, LLC

as Representatives of the several Underwriters

  named in Schedule A to the Underwriting Agreement referred to below

c/o Merrill Lynch, Pierce, Fenner & Smith

                            Incorporated

One Bryant Park

New York, NY 10036

c/o U.S. Bancorp Investments, Inc.

214 North Tryon Street, 26th Floor

Charlotte, NC 28202

and

c/o Wells Fargo Securities LLC

301 S. College Street

Charlotte, NC 28288

Ladies and Gentlemen:

We have acted as special counsel for Torchmark Corporation, a Delaware corporation (the “Company”), in connection with the issuance and sale by the Company to the Underwriters named in Schedule A to the Underwriting Agreement, dated September 17, 2012 (the “Underwriting Agreement”), of $300,000,000 aggregate principal amount of 3.80% Senior Notes due 2022 (the “Securities”) of the Company to be issued pursuant to an indenture dated as of February 1, 1987 between the Company and Morgan Guaranty Trust Company of New York (the “Original Trustee”), as supplemented by a Fourth Supplemental Indenture dated as of September 24, 2012 (as supplemented, the “Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A.

(successor in interest to the Original Trustee), as trustee under the Indenture (the “Trustee”). Terms used in this opinion and not otherwise defined herein have the same meanings as in the Underwriting Agreement.

We have participated in the preparation of the registration statement of the Company on Form S-3 (File No. 333-182473) (other than the documents incorporated by reference in the prospectus included therein (the “Incorporated Documents”)) filed with the Securities and Exchange Commission (the “Commission”) pursuant to the provisions of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the offering of the Securities. Although we did not participate in the preparation of the Incorporated Documents, we have reviewed such documents. Such registration statement, as amended to the date of the Underwriting Agreement, including the Incorporated Documents and the information deemed to be part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act, are hereinafter referred to as the “Registration Statement,” and the related prospectus dated June 29, 2012 is hereinafter referred to as the “Basic Prospectus.” The preliminary prospectus supplement of the Company dated September 17, 2012 is hereinafter referred to as the “Preliminary Prospectus Supplement,” and the final prospectus supplement of the Company dated September 17, 2012 specifically relating to the Securities is hereinafter referred to as the “Prospectus Supplement.” The Basic Prospectus, as supplemented by the Prospectus Supplement, in the form first used to confirm sales of the Securities (or in the form first made available by the Company to the Underwriters to meet requests of purchasers of the Securities under Rule 173 under the Securities Act), is hereinafter referred to as the “Prospectus”. The term “General Disclosure Package” means the Basic Prospectus and the Preliminary Prospectus Supplement, together with the Final Term Sheet set forth in Schedule B to the Underwriting Agreement. As used herein, the terms “Registration Statement,” “Basic Prospectus,” “Prospectus,” “Preliminary Prospectus Supplement” and “General Disclosure Package” shall include the documents, if any, incorporated by reference therein. The term “supplement,” “amendment” and “amend” as used herein with respect to the Registration Statement, the Basic Prospectus, the Prospectus, the Preliminary Prospectus Supplement or any Permitted Free Writing Prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.

The Registration Statement has become effective under the Securities Act; the Preliminary Prospectus Supplement and the Prospectus have been filed with the Commission pursuant to Rule 424(b) within the time period required by Rule 424(b) (without reference to Rule 424(b)(8)); the Final Term Sheet has been filed with the Commission in the manner and within the time period required by Rule 433(d); and no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the best of our knowledge, threatened by the Commission. In addition, the Indenture has been qualified under the Trust Indenture Act of 1939, as amended, on June 29, 2012.

As special counsel, we have examined the Underwriting Agreement, the Indenture and the form of the Securities (collectively, the “Transaction Documents”); originals or copies of certain corporate documents of the Company; certificates and statements of public officials, corporate agents, officers of the Company and other persons; and such other documents as we have deemed necessary as a basis for our opinions set forth below. Also, we have relied upon such certificates and statements of public officials, corporate agents, officers of the Company, and other persons with respect to the accuracy of material factual matters that were not independently established.

We have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals and the conformity with the original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission or which we obtained from the Commission’s Electronic Data Gathering, Analysis and Retrieval System. With respect to any instrument or agreement executed or to be executed by any party other than the Company, we have assumed, to the extent relevant to the opinions set forth herein, that (i) such party (if not a natural person) has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization and (ii) such party has full right, power and authority to execute, deliver and perform its obligations under each instrument or agreement to which it is a party and each such instrument or agreement has been duly authorized (if applicable), executed and delivered by, and, with respect to any party other than the Company, is a valid, binding and enforceable agreement or obligation, as the case may be, of such party.

Based on the foregoing, and subject to the qualifications hereinafter set forth, we are of the opinion that:

(i) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(ii) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability, provided that we express no opinion as to the (x) enforceability of any waiver of rights under any usury or stay law and (y) applicability (and if applicable, the effect) of Section 548 of the United States Bankruptcy Code or any comparable provision of state law to the questions addressed above or on the conclusions expressed with respect thereto.

(iii) The Securities have been duly authorized for issuance by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability, and will be entitled to the benefits of the Indenture pursuant to which such Securities are to be issued, provided that we express no opinion as to the (x) enforceability of any waiver of rights under any usury or stay law and (y) applicability (and if applicable, the effect) of Section 548 of the United States Bankruptcy Code or any comparable provision of state law to the questions addressed above or on the conclusions expressed with respect thereto.

(iv) The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Indenture and the Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company.

(v) To our knowledge, no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required under Applicable Laws (as defined below) for the performance by the Company of its obligations under the Underwriting Agreement, the Indenture and the Securities. As used herein, the term “Applicable Laws” means the laws of the State of Alabama, the General Corporation Law of the State of Delaware and the federal laws of the United States of America which, in our experience are normally applicable to transactions of the type contemplated by the Transaction Documents.

(vi) The Company is not, and after giving effect to the issuance of the Securities and assuming the application of the proceeds thereof as described in the General Disclosure Package or the Prospectus, will not be, required to register as an “investment company” under the Investment Company Act of 1940, as amended.

(vii) The statements (a) in the Preliminary Prospectus Supplement and the Prospectus under the captions “Description of Notes,” “United States Federal Income Tax Consequences” and “Description of Securities We May Offer—Description of Debt Securities” and (b) in the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein in all material respects.

We have not ourselves checked the accuracy, completeness or fairness of, or otherwise verified, the information furnished with respect to other matters in the Registration Statement, the General Disclosure Package or the Prospectus. We have generally reviewed and discussed with your representatives and with certain officers and employees of, and counsel and independent registered public accounting firm for, the Company the information furnished, whether or not subject to our check and verification. On the basis of such consideration, review and discussion, but without independent check or verification, except as stated, no facts have come to our attention that cause us to believe that (i) the Registration Statement and the Prospectus do not comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement, at the time the Registration Statement became effective and at the Applicable Time, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the General Disclosure Package, at the Applicable Time, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iv) the Prospectus, as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except in each case we express no belief and make no statement with respect to the financial statements and financial schedules and other financial data included or incorporated by reference therein or omitted therefrom or that part of the Registration Statement that constitutes the Statements of Eligibility and Qualification of the trustees referred to in the Registration Statement. In expressing the foregoing opinion and belief, we express no opinion or belief as to the conveyance of the General Disclosure Package or the information contained therein to investors.

Our role as special counsel to the Company has been limited to matters relating to the issuance and sale of the Securities, including the preparation of the Registration Statement (other than the Incorporated Documents), the General Disclosure Package and Prospectus and the various agreements and documents specifically referred to herein. Accordingly, our opinion is limited to matters specifically set forth herein, and we do not express any opinion concerning the purchase of Securities by the ultimate purchasers thereof.

Any opinion or statement herein which is expressed to be “to our knowledge” or is otherwise qualified by words of like import means that the lawyers currently practicing law with our law firm who have devoted substantive attention to matters for the Company have no current conscious awareness of any facts or information contrary to such opinion or statement. Except to the extent expressly set forth in this opinion, we have not undertaken any independent investigation to determine the existence or absence of any fact, and no inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Company the rendering of this opinion.

We are members of the Bar of the State of Alabama, and this opinion is limited in all respects to the laws of the State of Alabama, the General Corporation Law of the State of Delaware and the United States of America. As to all matters governed by the laws of the State of New York with respect to our opinions in paragraphs (ii) and (iii), we are relying on the opinion dated today of your counsel, Davis Polk & Wardwell LLP. This opinion is based on the law in effect and the facts and circumstances existing on the date of this opinion. We assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention with respect to the opinions and statements expressed above, including any changes in applicable law which may hereafter occur.

This opinion is being delivered to you at the request of the Company in connection with the Underwriting Agreement and the transactions contemplated by the Underwriting Agreement, and may not be relied on by any other person or for any other purpose without our prior written consent.

Very truly yours,

EXHIBIT C

FORM OF OPINION OF DAVIS POLK & WARDWELL LLP

COUNSEL FOR THE UNDERWRITERS

[Date]

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

U.S. Bancorp Investments, Inc.

Wells Fargo Securities, LLC

as Representatives of the several Underwriters

  named in Schedule A to the Underwriting Agreement referred to below

c/o Merrill Lynch, Pierce, Fenner & Smith

                            Incorporated

One Bryant Park

New York, NY 10036

c/o U.S. Bancorp Investments, Inc.

214 North Tryon Street, 26th Floor

Charlotte, NC 28202

and

c/o Wells Fargo Securities LLC

301 S. College Street

Charlotte, NC 28288

Ladies and Gentlemen:

We have acted as counsel for you and the other several Underwriters named in Schedule A to the Underwriting Agreement dated September 17, 2012 (the “Underwriting Agreement”) with Torchmark Corporation, a Delaware corporation (the “Company”), under which you and such other Underwriters have severally agreed to purchase from the Company $300,000,000 aggregate principal amount of its 3.80% Senior Notes due 2022 (the “Securities”). The Securities are to be issued pursuant to the provisions of the Indenture dated as of February 1, 1987 between the Company and Morgan Guaranty Trust Company of New York (the “Original Trustee”), as supplemented by a Supplemental Indenture dated as of December 14, 2001, a Second Supplemental Indenture dated as of June 23, 2006, a Third Supplemental Indenture dated as of June 30, 2009 and a Fourth Supplemental Indenture dated as of September 24, 2012 (as supplemented, the

“Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A. (successor in interest to the Original Trustee), as trustee under the Indenture (the “Trustee”).

We have examined originals or copies of such documents, corporate records, certificates of public officials and other instruments as we have deemed necessary or advisable for the purpose of rendering this opinion.

We have also reviewed the Company’s registration statement on Form S-3 (File No. 333-182473) (including the documents incorporated by reference therein (the “Incorporated Documents”)) filed with the Securities and Exchange Commission (the “Commission”) pursuant to the provisions of the Securities Act of 1933, as amended (the “Act”), relating to the registration of securities (the “Shelf Securities”) to be issued from time to time by the Company and have participated in the preparation of the preliminary prospectus supplement dated September 17, 2012 (the “Preliminary Prospectus Supplement”) relating to the Securities, the free writing prospectus dated September 17, 2012 set forth in Schedule B to the Underwriting Agreement relating to the pricing information and the prospectus supplement dated September 17, 2012 relating to the Securities (the “Prospectus Supplement”). The registration statement became effective under the Act and the Indenture qualified under the Trust Indenture Act of 1939, as amended, upon the filing of the registration statement with the Commission on June 29, 2012 pursuant to Rule 462(e). The registration statement at the date of the Underwriting Agreement, including the Incorporated Documents and the information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B under the Act, is hereinafter referred to as the “Registration Statement”, and the related prospectus (including the Incorporated Documents) dated June 29, 2012 relating to the Shelf Securities is hereinafter referred to as the “Basic Prospectus”. The Basic Prospectus, as supplemented by the Prospectus Supplement, in the form first used to confirm sales of the Securities (or in the form first made available by the Company to the Underwriters to meet requests of purchasers of the Securities under Rule 173 under the Act), is hereinafter referred to as the “Prospectus”.

In rendering the opinions expressed herein, we have, without independent inquiry or investigation, assumed that (i) all documents submitted to us as originals are authentic and complete, (ii) all documents submitted to us as copies conform to authentic, complete originals, (iii) all documents filed with or submitted to the Commission through its Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system (except for required EDGAR formatting changes) conform to the versions of such documents reviewed by us prior to such formatting, (iv) all signatures on all documents that we reviewed are genuine, (v) all natural persons executing documents had and have the legal capacity to do so, (vi) all statements in certificates of public officials and officers of the Company that we reviewed were and are accurate and (vii) all representations made by the Company as to matters of fact in the documents that we reviewed were and are accurate.

Capitalized terms used but not otherwise defined herein are used as defined in the Underwriting Agreement.

Based upon the foregoing, we are of the opinion that:

1. The Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability, provided that we express no opinion as to the (x) enforceability of any waiver of rights under any usury or stay law and (y) the effect of fraudulent conveyance, fraudulent transfer or similar provision of applicable law on the conclusions expressed above.

2. The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability, and will be entitled to the benefits of the Indenture pursuant to which such Securities are to be issued, provided that we express no opinion as to the (x) enforceability of any waiver of rights under any usury or stay law and (y) the effect of fraudulent conveyance, fraudulent transfer or similar provision of applicable law on the conclusions expressed above.

3. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

We have considered the statements included in the Prospectus under the captions “Description of Notes”, “Description of Securities We May Offer—Description of Debt Securities” and “Underwriting” insofar as they summarize provisions of the Indenture, the Securities and the Underwriting Agreement. In our opinion, such statements fairly summarize these provisions in all material respects.

In rendering the opinions in paragraphs (1) through (3) above, we have assumed that each party to the Indenture, the Underwriting Agreement and the Securities (the “Documents”) has been duly incorporated and is validly existing and in good standing under the laws of the jurisdiction of its organization. In addition, we have assumed that (i) the execution, delivery and performance by each party thereto of each Document to which it is a party, (a) are within its corporate powers, (b) do not contravene, or constitute a default under, the certificate of incorporation or bylaws or other constitutive documents of such party, (c) require no action by or in respect of, or filing with, any governmental body, agency or official and (d) do not contravene, or constitute a default under, any provision of applicable law or regulation or any judgment, injunction, order or decree or any agreement or other instrument binding upon such party, provided that we make no such assumption to the extent that we have specifically opined as to such matters with respect to the Company, and (ii) each Document (other than the Underwriting Agreement) is a valid, binding and enforceable agreement of each party thereto, (other than as expressly covered above in respect of the Company).

We are members of the Bars of the States of New York and California and the foregoing opinion is limited to the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware, except that we express no opinion as to any law, rule or regulation that is applicable to the Company, the Documents or such transactions solely because such law, rule or regulation is part of a regulatory regime applicable to any party to any of the Documents or any of its affiliates due to the specific assets or business of such party or such affiliate.

This opinion is rendered solely to you and the other several Underwriters in connection with the Underwriting Agreement. This opinion may not be relied upon by you for any other purpose or relied upon by any other person (including any person acquiring Securities from the several Underwriters) or furnished to any other person without our prior written consent, except that Maynard, Cooper & Gale, P.C., special counsel to the Company, may rely on our opinions in paragraphs 1 and 2 as to matters governed by the laws of the State of New York in rendering their opinion to be delivered pursuant to the Underwriting Agreement.

Very truly yours,

[Date]

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

U.S. Bancorp Investments, Inc.

Wells Fargo Securities, LLC

as Representatives of the several Underwriters

  named in Schedule A to the Underwriting Agreement referred to below

c/o Merrill Lynch, Pierce, Fenner & Smith

                            Incorporated

One Bryant Park

New York, NY 10036

c/o U.S. Bancorp Investments, Inc.

214 North Tryon Street, 26th Floor

Charlotte, NC 28202

and

c/o Wells Fargo Securities LLC

301 S. College Street

Charlotte, NC 28288

Ladies and Gentlemen:

We have acted as counsel for you and the other several Underwriters named in Schedule A to the Underwriting Agreement dated September 17, 2012 (the “Underwriting Agreement”) with Torchmark Corporation, a Delaware corporation (the “Company”), under which you and such other Underwriters have severally agreed to purchase from the Company $300,000,000 aggregate principal amount of its 3.80% Senior Notes due 2022 (the “Securities”).

We have reviewed the Company’s registration statement on Form S-3 (File No. 333-182473) (including the documents incorporated by reference therein (the “Incorporated Documents”)) filed with the Securities and Exchange Commission (the “Commission”) pursuant to the provisions of the Securities Act of 1933, as amended (the “Act”), relating to the registration of securities (the “Shelf Securities”) to be issued from time to time by the Company and have participated in the preparation of the preliminary prospectus supplement dated September 17, 2012 (the “Preliminary Prospectus Supplement”) relating to the Securities, the free writing prospectus dated September 17, 2012 set forth in Schedule B to the Underwriting Agreement relating to the pricing information and the prospectus supplement dated September 17, 2012 relating to the Securities

(the “Prospectus Supplement”). The registration statement at the date of the Underwriting Agreement, including the Incorporated Documents and the information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B under the Act, is hereinafter referred to as the “Registration Statement”, and the related prospectus (including the Incorporated Documents) dated June 29, 2012 relating to the Shelf Securities is hereinafter referred to as the “Basic Prospectus”. The Basic Prospectus, as supplemented by the Preliminary Prospectus Supplement, together with the free writing prospectus set forth in Schedule B to the Underwriting Agreement for the Securities are hereinafter referred to as the “Disclosure Package”. The Basic Prospectus, as supplemented by the Prospectus Supplement, in the form first used to confirm sales of the Securities (or in the form first made available by the Company to the Underwriters to meet requests of purchasers of the Securities under Rule 173 under the Act), is hereinafter referred to as the “Prospectus”.

We have, without independent inquiry or investigation, assumed that all documents filed with or submitted to the Commission through its Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system (except for required EDGAR formatting changes) conform to the versions of such documents reviewed by us prior to such formatting.

The primary purpose of our professional engagement was not to establish or confirm factual matters or financial, accounting or quantitative information. Furthermore, many determinations involved in the preparation of the Registration Statement, the Disclosure Package and the Prospectus are of a wholly or partially non-legal character or relate to legal matters outside the scope of our opinion separately delivered to you today in respect of certain matters under the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware. As a result, we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package and the Prospectus, and we have not ourselves checked the accuracy, completeness or fairness of, or otherwise verified, the information furnished in such documents (except to the extent expressly set forth in our opinion letter separately delivered to you today as to statements included in the Prospectus under the captions “Description of Notes”, “Description of Securities We May Offer—Description of Debt Securities” and “Underwriting”). However, in the course of our acting as counsel to you in connection with the review of the Registration Statement, the Disclosure Package and the Prospectus, we have generally reviewed and discussed with your representatives and with certain officers and employees of, and counsel and independent public accountants for, the Company the information furnished, whether or not subject to our check and verification. We have also reviewed and relied upon certain corporate records and documents, letters from counsel and accountants and oral and written statements of officers and other representatives of the Company and others as to the existence and consequence of certain factual and other matters.

On the basis of the information gained in the course of the performance of the services rendered above, but without independent check or verification except as stated above:

(i) the Registration Statement and the Prospectus appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; and

(ii) nothing has come to our attention that causes us to believe that, insofar as relevant to the offering of the Securities:

(a) on the date of the Underwriting Agreement, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(b) at 3:55 p.m. (Eastern time) on September 17, 2012, the Disclosure Package contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(c) the Prospectus as of the date of the Underwriting Agreement or as of the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In providing this letter to you and the other several Underwriters, we have not been called to pass upon, and we express no view regarding, the financial statements or financial schedules or other financial or accounting data included in the Registration Statement, the Disclosure Package, or the Prospectus, or the Statement of Eligibility of the Trustee on Form T-1. In addition, we express no view as to the conveyance of the Disclosure Package or the information contained therein to investors.

This letter is delivered solely to you and the other several Underwriters in connection with the Underwriting Agreement. This letter may not be relied upon by you for any other purpose or relied upon by any other person (including any person acquiring Securities from the several Underwriters) or furnished to any other person without our prior written consent.

Very truly yours,